EXHIBIT 10.1

THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT, dated as of October 29, 2002 (this “Amendment”), amends the 364-Day Credit Agreement, dated as of October 31, 2000 as amended on October 30, 2001 and August 13, 2002 (as so amended, the “Credit Agreement”), among UNUMPROVIDENT CORPORATION, a Delaware corporation (the “Company”), the various financial institutions parties thereto (collectively, the “Banks”), Citicorp USA, Inc. and Wachovia Bank, N.A. as Co-Syndication Agents, Bank of Tokyo-Mitsubishi Trust Company and JPMorgan Chase Bank, as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent (the “Agent”). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.3 below.

         1.1      Definitions. The definition of “Revolving Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the date “October 29, 2002” and substituting the date “January 27, 2003” therefor.

         1.2      Schedule 2.1. Schedule 2.1 of the Credit Agreement is hereby amended to state as set forth as Schedule 2.1 hereto.

         1.3      Exiting Banks. Bank One, NA, Bank of Tokyo – Mitsubishi Trust Company, Mizuho Corporate Bank, Ltd. and Lloyds TSB Bank PLC shall no longer be parties to the Credit Agreement and shall be released from all further obligations as Banks thereunder.

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Company and the Banks.

         SECTION 2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

(a) Amendment. This Amendment, duly executed by the Company, the Agent and the Banks.

(b) Secretary’s Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

         SECTION 2.2 Amendment Fees. The Company shall have paid the amendment fees required pursuant to the fee letter dated October 11, 2002.

         SECTION 2.3 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and each Bank that such statements are true and correct as at such times):

(a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) no Material Adverse Effect shall have occurred since December 31, 2001; and

(c) no Event of Default or Default shall have then occurred and be continuing.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Company hereby represents and warrants to the Agent and each Bank as follows:

         3.1      Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not

(a) contravene the Company’s Organization Documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

(c) result in, or require the creation or imposition of, any Lien on any of the properties.

         3.2      Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company.

         3.3      Validity, etc. This Amendment constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

         SECTION 4 MISCELLANEOUS.

         4.1      Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2      Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.4      Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5      Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6      Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         4.7      Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

UNUMPROVIDENT CORPORATION
By:	/s/ Thomas R. Watjen
Name:	Thomas R. Watjen
Title:	Vice Chairman & COO

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Agent and as a Bank
By:	/s/ Mehul Mehta
Name:	Mehul Mehta
Title:	Principal

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

CITICORP USA, INC.
By:	/s/ Peter C. Bickford
Name:	Peter C. Bickford
Title:	Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

WACHOVIA BANK, N.A.
By:	/s/ Daniel J. Norton
Name:	Daniel J. Norton
Title:	Director

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

FLEET NATIONAL BANK
By:	/s/ Lawrence C. Bigelow
Name:	Lawrence C. Bigelow
Title:	Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/ Heather A. Lindstrom
Name:	Heather A. Lindstrom
Title:	Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

AMSOUTH BANK
By:	/s/ Tracy L. Brown
Name:	Tracy L. Brown
Title:	Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA
By:	/s/ Alexander Birr
Name:	Alexander Birr
Title:	Senior Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

STATE STREET BANK AND TRUST COMPANY
By:	/s/ Lise Anne Boutiette
Name:	Lise Anne Boutiette
Title:	Vice President

SCHEDULE 2.1

364-DAY CREDIT AGREEMENT

COMMITMENTS
AND PRO RATA SHARES

Bank	Commitment	Pro Rata Share

Bank of America, N.A.	$42,000,000	15.14%

JPMorgan Chase Bank	$42,000,000	15.14%

Wachovia Bank, N.A.	$42,000,000	15.14%

Citicorp USA, Inc.	$42,000,000	15.14%

Fleet National Bank	$42,000,000	15.14%

Royal Bank of Canada	$37,000,000	13.33%

AmSouth Bank	$18,000,000	6.49%

State Street Bank and Trust Company	$12,500,000	4.50%

TOTAL	$277,500,000	100%